UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PENWEST PHARMACEUTICALS CO.
(Name of Registrant as Specified In Its Charter)

TANG CAPITAL PARTNERS, LP
TANG CAPITAL MANAGEMENT, LLC
KEVIN C. TANG
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
PERCEPTIVE ADVISORS LLC
JOSEPH EDELMAN
ANDREW D. LEVIN, M.D., PH.D.

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

In connection with Penwest Pharmaceutical Co.'s upcoming 2009 annual meeting of shareholders (the "Annual Meeting"), Tang Capital Partners, LP ("Tang Capital") and Perceptive Life Sciences Master Fund Ltd. ("Perceptive") have filed with the Securities and Exchange Commission (the "SEC") a proxy statement (the "Tang Capital and Perceptive Proxy Statement") and related materials for the solicitation of proxies from Penwest shareholders for use at the Annual Meeting. Tang Capital and Perceptive, their director nominees and certain of their affiliates are or may be deemed to be participants in the solicitation of proxies with respect to the Annual Meeting. Information regarding Tang Capital and Perceptive and their nominees and such participants is contained in the Schedule 14A and related materials filed by Tang Capital and Perceptive with the SEC. Penwest shareholders should read the Tang Capital and Perceptive Proxy Statement and related materials filed with the SEC with respect to the Annual Meeting because they contain important information. These materials are available free of charge at the SEC's website at www.sec.gov.

Are you ready for a change?
If so, vote GOLD.
Please sign, date and mail the enclosed GOLD proxy card today!
Since Ms. Jennifer Good Has Been CEO:
ShareholdersHave
Officers and Directors
Have Made $5.2 Million
While
Lost $377 Million
For more information, please call (866) 620-7619 or go to www.penwestchange.com.

▼ PLEASE FOLD HERE AND RETURN ENTIRE CARD ▼

G O L D P R O X Y	PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS OF PENWEST PHARMACEUTICALS CO.
TO BE HELD JUNE 10, 2009

SOLICITED ON BEHALF OF TANG CAPITAL PARTNERS, LP,
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.
AND THE NOMINEES LISTED BELOW.

THIS PROXY IS NOT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints and constitutes each of Kevin C. Tang and Joseph Edelman (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co. (the “Company”) to be held on June 10, 2009, at 10:00 a.m. (local time) at the Company’s headquarters at 39 Old Ridgebury Road, Danbury, Connecticut 06810, and at any adjournments, postponements or continuations thereof, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting, including to vote for the election of a substitute nominee for director as such person or persons may select in the event a nominee becomes unable or is unwilling to serve as director or for one or more additional nominees for director as such person or persons may select in the event the number of directors to be elected at the meeting is increased.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2009: Tang Capital and Perceptive’s Proxy Statement is available at: http://www.shareholdermaterial.com/penwestchange. At this website, Tang Capital and Perceptive’s Proxy Statement, Tang Capital and Perceptive’s additional proxy solicitation material and Tang Capital and Perceptive’s proxy card will be available.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL CAUSE YOUR SHARES TO BE VOTED AS YOU DIRECT. IF YOU RETURN THIS PROXY, PROPERLY EXECUTED, WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 WHO ARE NOMINATED FOR ELECTION AND “FOR” THE SHAREHOLDER RESOLUTIONS INCLUDED AS PROPOSALS 2 AND 4 AND “FOR” EITHER THE SHAREHOLDER RESOLUTION INCLUDED AS PROPOSAL 3A OR THE SHAREHOLDER RESOLUTION INCLUDED AS PROPOSAL 3B, WHICHEVER SHALL BE BROUGHT TO A VOTE OF SHAREHOLDERS AT THE ANNUAL MEETING BY TANG CAPITAL OR PERCEPTIVE, AND YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO “ABSTAIN” FROM VOTING WITH RESPECT TO PROPOSALS 5 AND 6.

This proxy is valid for the Annual Meeting only.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

SEE REVERSE SIDE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE		WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT THOSE NOMINEES WRITTEN BELOW

PROPOSAL 1: To elect Kevin C. Tang, Joseph Edelman and Andrew D. Levin, M.D., Ph.D. (each a “Nominee” and, collectively, the “Nominees”), to serve as directors of the Company until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
FOR ALL NOMINEES

	☐	☐	☐
NOMINEES:
- Kevin C. Tang
- Joseph Edelman
- Andrew D. Levin, M.D ., Ph.D.

Tang Capital and Perceptive intend to use this proxy to vote FOR Messrs. Tang and Edelman and Dr. Levin; provided however, if only two directors are to be elected at the Annual Meeting, Tang Capital and Perceptive intend to vote this proxy card FOR Messrs. Tang and Edelman. Tang Capital and Perceptive are NOT seeking authority to vote with respect to any individual not named herein and WILL NOT exercise any such authority. You should refer to the Penwest Proxy Statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Nominee, mark the “FOR ALL NOMINEES EXCEPT THOSE NOMINEES WRITTEN BELOW” box and write the name(s) of the Nominee(s) you do not support on the line below such box. Your shares will be voted for the remaining Nominee(s).

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES, MESSRS. TANG AND EDELMAN AND
DR. LEVIN, TO THE BOARD OF DIRECTORS OF THE COMPANY.

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	To approve the proposed amendment to the Company’s Bylaws to set the date of all future annual meetings of shareholders on April 30th or the following business day.	☐	☐	☐

Tang Capital and Perceptive intend to use this proxy to vote FOR approving Proposal 2.

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” PROPOSAL 2.

		FOR	AGAINST	ABSTAIN
PROPOSAL 3A:	To approve the proposed amendment to the Company’s Bylaws to require the approval of 75% of the directors in office to various specified actions.	☐	☐	☐

Tang Capital and Perceptive intend to use this proxy to vote FOR approving Proposal 3A, provided that Tang Capital or Perceptive bring the resolution to a vote of the shareholders at the Annual Meeting. Tang Capital and Perceptive intend to bring either Proposal 3A or Proposal 3B, but not both, to a vote of the shareholders regardless of whether any other proposal is brought to a vote or approved at the Annual Meeting. The approval of Proposal 3A or 3B, whichever is brought to a vote, is not related to or conditioned upon the approval of any other matter to be brought to a vote at the Annual Meeting. Proposal 3A and not 3B will be brought to a vote by Tang Capital and Perceptive if the number of directors to be elected is three or if the number of directors to be elected is less than three and we are not permitted, by either the court or the Company, to bring Proposal 3B to a vote. In all other cases, Tang Capital and Perceptive intend to bring Proposal 3B and not 3A to a vote.

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” BOTH PROPOSALS 3A AND 3B AS ONLY ONE WILL BE BROUGHT TO A VOTE AT THE ANNUAL MEETING.

EVEN IF YOU VOTED “FOR” PROPOSAL 3B, TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” PROPOSAL 3A.

		FOR	AGAINST	ABSTAIN
PROPOSAL 3B:	To approve the proposed amendment to the Company’s Bylaws to require the approval of 81% of the directors in office to various specified actions.	☐	☐	☐

Tang Capital and Perceptive intend to use this proxy to vote FOR approving Proposal 3B, provided that Tang Capital or Perceptive bring the resolution to a vote of the shareholders at the Annual Meeting. Tang Capital and Perceptive intend to bring either Proposal 3A or Proposal 3B, but not both, to a vote of the shareholders regardless of whether any other proposal is brought to a vote or approved at the Annual Meeting. The approval of Proposal 3A or 3B, whichever is brought to a vote, is not related to or conditioned upon the approval of any other matter to be brought to a vote at the Annual Meeting. Proposal 3A and not 3B will be brought to a vote by Tang Capital and Perceptive if the number of directors to be elected is three or if the number of directors to be elected is less than three and we are not permitted, by either the court or the Company, to bring Proposal 3B to a vote. In all other cases, Tang Capital and Perceptive intend to bring Proposal 3B and not 3A to a vote.

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” BOTH PROPOSALS 3A AND 3B AS ONLY ONE WILL BE BROUGHT TO A VOTE AT THE ANNUAL MEETING.

EVEN IF YOU VOTED “FOR” PROPOSAL 3A, TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” PROPOSAL 3B.

		FOR	AGAINST	ABSTAIN
PROPOSAL 4:	To approve the following shareholder resolution:	☐	☐	☐

Now, Therefore, Be It Resolved, that the shareholders of the Company hereby request that the Board of Directors of the Company take prompt and thoughtful action to preserve shareholder value by immediately winding down substantially all of the Company’s operations so that the full value of the Opana ER royalty income stream will be retained for the benefit of shareholders.

Tang Capital and Perceptive intend to use this proxy to vote FOR approving the resolution set forth above.

TANG CAPITAL AND PERCEPTIVE URGE YOU TO VOTE “FOR” PROPOSAL 4.

		FOR	AGAINST	ABSTAIN
PROPOSAL 5:	To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 2009.	☐	☐	☐

TANG CAPITAL AND PERCEPTIVE TAKE NO POSITION ON PROPOSAL 5.

		FOR	AGAINST	ABSTAIN
PROPOSAL 6:	To approve the proposed amendment to the Company’s 1997 employee stock purchase plan.	☐	☐	☐

TANG CAPITAL AND PERCEPTIVE TAKE NO POSITION ON PROPOSAL 6.

No other matters are currently known to be brought before the meeting. However, proxies are authorized to vote upon such other business as may properly come before the meeting, which was not known a reasonable time before the solicitation of the proxy.

Please sign exactly as name appears below. When joint tenants hold Shares, both should sign. When is signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: __________________________________________________, 2009

Signature

Signature (if held jointly)

(Title, if any)

IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN WHICH
THEY ARE SIGNING. PLEASE SIGN EXACTLY AS THE NAME APPEARS ON THIS PROXY.

To ensure that your vote is counted,
please vote immediately using either of the following methods.

IT’S FAST, EASY AND FREE.

	INTERNET		TOLL-FREE TELEPHONE

1.	Have the enclosed GOLD voting instruction form ready.	1.	Have the enclosed GOLD voting instruction form ready.
2.	Go to the www.proxyvote.com	2.	Using a touch-tone phone, call (800) 454-8683.
3.	Enter the 12 digit Control Number printed on your GOLD vote instruction form	3.	When prompted, enter the 12-digit control number printed on your GOLD voting instruction form.
4.	Follow the simple instructions on the website.	4.	Follow the simple recorded instructions.

Your vote is very important to us, no matter how many or how few shares you own!

When voting by telephone or the Internet, please do not mail back the voting instruction form.
Keep it as a record of your vote.

If you have any questions or require assistance in voting your shares, please call
The Altman Group, toll-free at:

(866) 620-7619